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SCHEDULE 14A INFORMATION

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Regeneron Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! REGENERON PHARMACEUTICALS, INC. 2021 Annual Meeting Vote by June 10, 2021 11:59 PM ET for shares held directly and June 8, 2021 11:59 PM ET for shares held in a Plan.
REGENERON PHARMACEUTICALS, INC. 777 OLD SAW MILL RIVER ROAD TARRYTOWN, NY 10591-6707 ATTN: CORPORATE SECRETARY

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You invested in REGENERON PHARMACEUTICALS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 11, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 11, 2021 10:30 AM ET
Virtually at: www.virtualshareholdermeeting.com/REGN2021

*	Please check the meeting materials for any special requirements for meeting attendance.	V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	N. Anthony Coles, M.D.	For
1b.	Arthur F. Ryan	For
1c.	George L. Sing	For
1d.	Marc Tessier-Lavigne, Ph.D.	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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